UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2009

PULTE HOMES, INC.

(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (248) 647-2750

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On August 18, 2009, Pulte Homes, Inc. (the “Company”) entered into an agreement with Centex Corporation to assume obligations under the Indenture between Centex Corporation and Chase Bank of Texas, National Association, dated as of October 1, 1998, along with the related Series of Senior Debt Securities. Such Senior Debt Securities had an aggregate principal balance totaling $3.1 billion at August 18, 2009.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Assignment and Assumption Agreement dated as of August 18, 2009 between Pulte Homes, Inc. and Centex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Date: August 20, 2009	By:	/s/ Steven M. Cook
Name: Steven M. Cook
Title: Senior Vice President, General Counsel and Secretary

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